Exhibit 99.1 Press release, dated April 26, 2005, announcing the Company's financial results for the first quarter of 2005.




Capital City Bank Group [CCBG LOGO]                  For Information Contact:
Corporate Headquarters                                     J. Kimbrough Davis
217 North Monroe Street                              Executive Vice President
Tallahassee, FL 32301                                 Chief Financial Officer
                                                               (850) 671-0431

                                                                 NEWS RELEASE
                                        For Immediate Release: April 26, 2005


                    CAPITAL CITY BANK GROUP, INC. REPORTS
                          FIRST QUARTER EARNINGS OF
                  $0.37 PER DILUTED SHARE, UP 26.1% FROM 2004
-----------------------------------------------------------------------------

HIGHLIGHTS

* Quarterly earnings totaled $6.4 million, or $0.45 per share, an increase of 31.6% and 21.6%, respectively, over the first quarter of 2004. Results include the impact of the acquisitions of Quincy State Bank on March 19, 2004, and Farmers and Merchants Bank on October 15, 2004.

* Strong growth in operating revenues reflective of 26.0% growth in net interest income and 11.9% increase in noninterest income.

* Improvement in net interest margin as reflected by a 4 basis point improvement over the first quarter of 2004 and 17 basis point improvement over the fourth quarter of 2004 - net interest margin of 4.92% continues to significantly exceed peer group.

* Lower loan loss provision due to continued strong credit quality as reflected by a nonperforming asset ratio of .31% and an annualized net charge-off ratio of .09%.

* Expansion continues with the acquisition of First Alachua Banking Corporation ($230.0 million in assets), which is expected to close in May 2005.



------------------------------------------------------------------------------------------
EARNINGS HIGHLIGHTS
                                                            Three Months Ended
                                                   ---------------------------------------
                                                   March 31,    December 31,   March 31,
(Dollars in thousands, except per share data)        2005           2004         2004
------------------------------------------------------------------------------------------
EARNINGS
Net Income                                         $  6,377          7,262        4,847
Diluted Earnings Per Common Share                      0.45           0.51         0.37
---------------------------------------------------------------------------------------
PERFORMANCE
Return on Average Equity                               9.91%         11.61         9.45
Return on Average Assets                               1.12           1.24         1.06
Net Interest Margin                                    4.92           4.75         4.88
Noninterest Income as % of Operating Revenue          31.06          32.91        33.64
Efficiency Ratio                                      67.06          63.85        68.06
---------------------------------------------------------------------------------------
CAPITAL ADEQUACY
Tier 1 Capital Ratio                                  11.52%         11.44        11.09
Total Capital Ratio                                   12.39          12.33        12.01
Leverage Ratio                                         9.03           8.79         8.38
Equity to Assets                                      11.07          10.86        10.57
---------------------------------------------------------------------------------------


                                      1


------------------------------------------------------------------------------------------
EARNINGS HIGHLIGHTS
                                                            Three Months Ended
                                                   ---------------------------------------
                                                   March 31,    December 31,   March 31,
(Dollars in thousands, except per share data)        2005           2004         2004
------------------------------------------------------------------------------------------
ASSET QUALITY
Allowance as % of Non-Performing Loans               302.13%        345.18       717.20
Allowance as a % of Loans                              0.87           0.88         0.94
Net Charge-offs as % of Average Loans                  0.09           0.22         0.29
Nonperforming Assets as % of Loans and ORE             0.31           0.29         0.20
---------------------------------------------------------------------------------------
STOCK PERFORMANCE
High                                               $  42.00          45.98        45.55
Low                                                   36.63          37.71        39.05
Close                                              $  40.51          41.80        41.25
Average Daily Trading Volume                         16,820         11,940        8,328
---------------------------------------------------------------------------------------




Capital City Bank Group, Inc. (NASDAQ: CCBG) reported earnings for the first quarter totaling $6.4 million, or $0.45 per diluted share. This compares to $4.8 million, or $0.37 per diluted share in the first quarter of 2004, an increase of 31.6% and 21.6%, respectively. Results include the impact of the acquisitions of Quincy State Bank on March 19, 2004, and Farmers and Merchants Bank on October 15, 2004. The Return on Average Assets was 1.12% and the Return on Average Equity was 9.91%, compared to 1.06% and 9.45%, respectively, for the comparable period in 2004.

The increase in earnings was primarily attributable to an increase in operating revenue of $6.2 million, or 21.3%, and a $551,000, or 57.3%, decrease in the loan loss provision, partially offset by an increase in noninterest expense of $4.2 million, or 19.9%. The increase in operating revenues is reflective of a 26.0% increase in net interest income and an 11.9% increase in noninterest income. The increase in net interest income is attributable to loan growth and an improving net interest margin. The lower loan loss provision is reflective of continued strong credit quality. Higher expense for compensation, occupancy, and advertising drove the increase in noninterest expense.

William G. Smith, Jr., Chairman, President and CEO, stated, "The Company turned in a solid performance and is gaining momentum as we head into the second quarter. Our margin is responding well to rising rates, evidenced by a 17 basis point improvement over the fourth quarter of 2004. Loan growth picked up during the latter half of the first quarter and credit quality remains at historically strong levels. Expansion into the Alachua/Gainesville market adds tremendous growth potential to our franchise, and we look forward to associates of First National Bank of Alachua joining the Capital City team."

Net interest income in the first quarter increased $5.1 million, or 26.0% compared to the first quarter of 2004, due to earning asset growth reflective of the two acquisitions in 2004, strong loan growth throughout 2004 in existing markets, and a slight improvement in the net interest margin. The net interest margin increased 4 basis points from the first quarter of 2004 to a level of 4.92%, attributable to a 43 basis point improvement in earning asset yields partially offset by higher cost of funds of 39 basis points. Compared to the fourth quarter of 2004, taxable equivalent net interest income increased $216,000, or .09%, and the margin improved by 17 basis points. This was a result of higher asset yields and growth in the loan portfolio, partially offset by a slightly higher cost of funds. Both earning asset yields and funding costs increased during the first quarter as a result of the continued rate hikes by the Federal Reserve.

Provision for loan losses of $410,000 for the quarter was lower than the first quarter of 2004 due to a lower level of net charge-offs. Net charge-offs totaled $407,000, or .09% of average loans for the quarter compared to $977,000, or .29% for the first quarter of 2004. At quarter-end the allowance for loan losses was .87% of outstanding loans and provided coverage of 302% of nonperforming loans.

Noninterest income increased $1.2 million, or 11.9%, from the first quarter of 2004 primarily due to higher deposit service charge fees, asset management fees, and interchange fees. The increase in deposit service charge fees is due to the growth in deposit accounts reflective of the two acquisitions, a fee structure change implemented in mid 2004, and an increase in NSF/OD fees due to processing improvements implemented in the fourth quarter. The improvement in asset management fees is due to an increase in trust assets under management reflective of assets acquired from Synovus Trust Company late in the first quarter of 2004 and growth in new business within existing markets. The increase in interchange fees is reflective of growth in merchant card processing volume. Noninterest income was 1.9% of average assets and represented 31.1% of operating revenue. This compares to 2.2% and 33.6%, respectively, for the first quarter of 2004.

Noninterest expense grew by $4.2 million, or 19.9%, compared to the first quarter of 2004. Higher expense for compensation, occupancy, and advertising were the primary reasons for the increase. The increase in compensation was driven by higher associate salaries, reflecting the integration of associates from the two acquisitions in 2004 and higher performance based compensation. The increase in occupancy was driven by higher expense for depreciation, maintenance/repair, utilities, and property taxes, primarily attributable to the increase in the number of banking offices. The increase in advertising expense is reflective of marketing expenses to support the new free checking product introduced in the first quarter of 2005.

Average earning assets for the quarter increased $412.6 million, or 25.2%, over the comparable quarter in 2004. The increase in earning assets is reflective of increases in average investment securities ($21.6 million) and average loans ($470.0 million) primarily associated with the two acquisitions integrated in 2004. Strong loan growth in existing markets throughout 2004 also contributed to the increase. Partially offsetting the increase in average loans and investment securities was a decrease in overnight funds sold of $79.0 million, or 78.0%.

Nonperforming assets of $5.6 million increased from the first quarter of 2004 by $2.7 million and represented .31% of total loans and other real estate at quarter-end. This compares to .20% and .29%, respectively, for the first and fourth quarters of 2004. The increase in the level of nonperforming assets is due to a higher level of non-accrual loans primarily reflective of one large commercial real estate loan that is in the process of foreclosure. Management expects no significant loss upon the disposition of this asset.

Average total deposits increased $390.2 million, or 26.8%, from the first quarter of 2004 driven by a $258.7 million increase in nonmaturity deposits and a $131.6 million increase in certificates of deposits. These increases are primarily reflective of the two acquisitions integrated in 2004.

The Company ended the first quarter with approximately $1.0 million in average net overnight funds purchased as compared to $84.3 million net overnight funds sold in the first quarter of 2004. The significant decline is primarily reflective of cash used to fund acquisitions, loan growth, and a slight deposit run-off associated with the two acquisitions closed in 2004.

ABOUT CAPITAL CITY BANK

Capital City Bank Group, Inc. is a $2.35 billion financial services company headquartered in Tallahassee, Florida, providing traditional deposit and credit services, asset management, trust, mortgage banking, bankcards, data processing, and securities brokerage services. Founded in 1895, Capital City Bank has 60 banking offices, five mortgage lending offices, 74 ATMs, and 11 Bank 'N Shop locations in Florida, Georgia and Alabama. For more information about Capital City Bank Group, Inc. visit us on the Web at http://www.ccbg.com.

FORWARD-LOOKING STATEMENTS

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: The matters discussed in this press release, that are not historical facts, contain forward-looking information with respect to strategic initiatives. Such forward-looking statements are based on current plans and expectations, which are subject to a number of uncertainties and risks that have been described in Capital City Bank Group's annual report on Form 10-K for the fiscal year ended December 31, 2004, and the Company's other filings with the Securities and Exchange Commission. These uncertainties and risks could cause future results to differ materially from those anticipated by such statements.



CAPITAL CITY BANK GROUP, INC.
CONSOLIDATED STATEMENT OF INCOME
Unaudited
----------------------------------------------------------------------------------------------------------------
                                                          2005                          20034
                                                        ---------   --------------------------------------------
                                                          First      Fourth       Third      Second      First
(Dollars in thousands, except per share data)            Quarter     Quarter     Quarter     Quarter     Quarter
----------------------------------------------------------------------------------------------------------------
INTEREST INCOME
Interest and Fees on Loans                              $ 28,842      28,097      23,316      22,922      21,272
Interest on Investment Securities                          1,473       1,485       1,197       1,227       1,176
Interest on Funds Sold                                       159         348         147         116         222
----------------------------------------------------------------------------------------------------------------
     Total Interest Income                                30,474      29,930      24,660      24,265      22,670
----------------------------------------------------------------------------------------------------------------
INTEREST EXPENSE
Interest on Deposits                                       4,309       4,102       2,434       2,385       2,394
Interest on Short-term Borrowings                            450         402         332         249         287
Interest on Subordinated Note Payable                        441         294           -           -           -
Interest on Long-term Borrowings                             720         836         642         587         497
----------------------------------------------------------------------------------------------------------------
     Total Interest Expense                                5,920       5,634       3,408       3,221       3,178
----------------------------------------------------------------------------------------------------------------
Net Interest Income                                       24,554      24,296      21,252      21,044      19,492
Provision for Loan Losses                                    410         300         300         580         961
----------------------------------------------------------------------------------------------------------------
Net Interest Income after Provision for Loan Losses       24,144      23,996      20,952      20,464      18,531
================================================================================================================
NONINTEREST INCOME
Service Charge Revenue                                     4,348       4,716       4,487       4,427       3,944
Data Processing Revenue                                      607         640         652         703         633
Fees for Trust Services                                    1,112       1,281       1,035         950         741
Retail Brokerage Fees                                        299         324         316         396         364
Investment Sec Gain (Losses)                                   -           7         (13)         19           -
Mortgage Banking Revenue                                     763         722         806         986         694
Merchant Fees                                              1,564       1,379       1,230       1,278       1,248
Interchange Fees                                             491         458         537         660         574
Gain on Sale of Credit Cards                                   -         324       6,857           -           -
ATM/Debit Card Fees                                          538         549         494         482         481
Other                                                      1,338       1,520       1,320       1,130       1,202
----------------------------------------------------------------------------------------------------------------
     Total Noninterest Income                             11,060      11,920      17,721      11,031       9,881
================================================================================================================
NONINTEREST EXPENSE
Compensation                                              12,560      11,830      10,966      10,809      10,740
Premises                                                   1,937       1,880       1,828       1,749       1,617
FF&E                                                       2,112       2,179       2,174       1,977       2,063
Intangible Amortization                                    1,196       1,151         921         926         826
Other                                                      7,462       7,877       5,744       6,140       5,829
----------------------------------------------------------------------------------------------------------------
     Total Noninterest Expense                            25,267      24,917      21,633      21,601      21,075
================================================================================================================
OPERATING PROFIT                                           9,937      10,999      17,040       9,894       7,337
Provision for Income Taxes                                 3,560       3,737       6,221       3,451       2,490
----------------------------------------------------------------------------------------------------------------
NET INCOME                                               $ 6,377       7,262      10,819       6,443       4,847
================================================================================================================
PER SHARE DATA
Basic Earnings                                           $  0.45        0.51        0.82        0.48        0.37
Diluted Earnings                                            0.45        0.51        0.82        0.48        0.37
Cash Dividends                                             0.190       0.190       0.180       0.180       0.180
AVERAGE SHARES
Basic                                                     14,160      13,955      13,283      13,274      13,262
Diluted                                                   14,166      13,961      13,287      13,277      13,286
================================================================================================================



CAPITAL CITY BANK GROUP, INC.
CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
Unaudited
================================================================================================================
                                                          2005                          2004
                                                       ----------   --------------------------------------------
                                                          First      Fourth       Third       Second      First
(Dollars in thousands)                                   Quarter     Quarter     Quarter     Quarter     Quarter
----------------------------------------------------------------------------------------------------------------
ASSETS
Cash and Due From Banks                               $   92,868      87,039      90,458      97,154      93,427
Funds Sold                                                57,115      74,506      47,352     107,399      90,469
----------------------------------------------------------------------------------------------------------------
     Total Cash and Cash Equivalents                     149,983     161,545     137,810     204,553     183,896
Investment Securities, Available-for-Sale                190,945     210,240     156,675     183,732     188,763
Loans, Net of Unearned
  Commercial & Industrial                                196,632     206,474     187,862     187,530     185 237
  Real Estate Construction                               151,143     140,190     119,248     108,422      96,285
  Real Estate Mortgage                                   639,637     655,426     473,874     466,437     449,677
  Real Estate Residential                                437,520     425,765     375,109     348,917     340,729
  Real Estate Home Equity                                151,464     150,061     145,408     133,729     119,496
  Consumer                                               223,145     222,207     212,847     216,553     216,094
  Credit Card                                                 48          41         170      22,636      22,713
  Other Loans                                             42,046      24,549      21,530      32,572      30,988
  Overdrafts                                               2,168       4,112       4,602       4,701       4,585
----------------------------------------------------------------------------------------------------------------
     Total Loans, Net of Unearned                      1,843,803   1,828,825   1,540,650   1,521,497   1,465,804
  Allowance for Loan Losses                              (16,040)    (16,037)    (12,328)    (13,657)    (13,720)
----------------------------------------------------------------------------------------------------------------
     Loans, Net                                        1,827,763   1,812,788   1,528,322   1,507,840   1,452,084
Premises and Equipment                                    60,443      58,963      56,281      56,263      56,394
Intangible Assets                                         79,139      80,305      39,720      40,608      41,512
Other Assets                                              40,819      40,172      32,985      33,834      34,604
----------------------------------------------------------------------------------------------------------------
     Total Other Assets                                  180,401     179,440     128,986     130,705     132,510
----------------------------------------------------------------------------------------------------------------
Total Assets                                          $2,349,092   2,364,013   1,951,793   2,026,830   1,957,253
================================================================================================================
LIABILITIES
Deposits:
  Noninterest Bearing Deposits                        $  555,758     566,991     518,352     520,118     482,703
  NOW Accounts                                           400,816     338,932     285,851     320,460     294,726
  Money Market Accounts                                  250,433     270,095     209,262     214,815     222,298
  Regular Savings Accounts                               148,578     147,348     129,461     130,822     128,767
  Certificates of Deposit                                533,773     571,520     427,621     426,521     443,172
----------------------------------------------------------------------------------------------------------------
     Total Deposits                                    1,889,358   1,894,886   1,570,547   1,612,736   1,571,666
Short-Term Borrowings                                     78,593      96,014      76,216     127,012     112,343
Subordinated Note Payable                                 30,928      30,928           -           -           -
Other Long-Term Borrowings                                67,879      68,453      62,930      58,427      49,950
Other Liabilities                                         22,236      16,932      23,031      18,934      16,366
----------------------------------------------------------------------------------------------------------------
Total Liabilities                                      2,088,994   2,107,213   1,732,724   1,817,109   1,750,325
----------------------------------------------------------------------------------------------------------------
SHAREOWNERS' EQUITY
Common Stock                                                 142         142         133         133         132
Additional Paid-in-Capital                                52,772      52,363      18,411      17,922      17,788
Retained Earnings                                        208,334     204,648     200,073     191,645     187,592
Accumulated Other Comprehensive Income                    (1,150)       (353)        452          21       1,416
----------------------------------------------------------------------------------------------------------------
Total Shareowners' Equity                                260,098     256,800     219,069     209,721     206,928
----------------------------------------------------------------------------------------------------------------
Total Liabilities and Shareowners' Equity             $2,349,092   2,364,013   1,951,793   2,026,830   1,957,253
================================================================================================================
OTHER BALANCE SHEET DATA
Earning Assets                                        $2,091,863   2,113,571   1,744,677   1,812,628   1,745,036
Intangible Assets
  Goodwill                                                54,371      54,341      19,657      19,656      19,633
  Deposit Base                                            22,689      23,778      18,897      19,786      20,683
  Other                                                    2,079       2,189       1,166       1,166       1,196
Interest Bearing Liabilities                           1,511,000   1,523,290   1,191,341   1,278,057   1,251,256
----------------------------------------------------------------------------------------------------------------
Book Value Per Diluted Share                          $    18.36       18.13       16.48       15.80       15.54
Tangible Book Value Per Diluted Share                      12.78       12.46       13.50       12.74       12.43
----------------------------------------------------------------------------------------------------------------
Actual Basic Shares Outstanding                           14,162      14,155      13,285      13,275      13,273
Actual Diluted Shares Outstanding                         14,164      14,161      13,289      13,277      13,312
================================================================================================================



CAPITAL CITY BANK GROUP, INC.
ALLOWANCE FOR LOAN LOSSES
  AND NONPERFORMING ASSETS
Unaudited
================================================================================================================
                                                          2005                          2004
                                                       ----------   --------------------------------------------
                                                          First      Fourth       Third       Second      First
(Dollars in thousands)                                   Quarter     Quarter     Quarter     Quarter     Quarter
----------------------------------------------------------------------------------------------------------------
ALLOWANCE FOR LOAN LOSSES
Balance at Beginning of Period                         $ 16,037       12,328      13,657      13,720      12,429
Acquired Reserves                                             -        4,400           -           6       1,307
Reserve Reversal - Credit Card                                -            -        (800)          -           -
Provision for Loan Losses                                   410          300         300         580         961
Net Charge-offs                                             407          991         829         649         977
----------------------------------------------------------------------------------------------------------------
Balance at End of Period                               $ 16,040       16,037      12,328      13,657      13,720
================================================================================================================
As a % of Loans                                            0.87%        0.88        0.80        0.90        0.94
As a % of Nonperforming Loans                            302.13       345.18      261.91      452.82      717.20
As a % of Nonperforming Assets                           284.25       304.25      220.10      334.73      459.63
================================================================================================================
CHARGE-OFFS
Commercial, Financial and Agricultural                 $     88          234         187         286         167
Real Estate - Construction                                    -            -           -           -           -
Real Estate - Mortgage                                        4            9           -           -          39
Real Estate - Residential                                    25           78          19          11          83
Consumer                                                    718        1,015         998         885       1,047
----------------------------------------------------------------------------------------------------------------
Total Charge-offs                                      $    835        1,336       1,204       1,182       1,336
================================================================================================================
RECOVERIES
Commercial, Financial and Agricultural                 $      9           34          10          24          12
Real Estate - Construction                                    -            -           -           -           -
Real Estate - Mortgage                                        -            -          14           -           -
Real Estate - Residential                                     2           12           1         176           -
Consumer                                                    417          299         350         333         347
----------------------------------------------------------------------------------------------------------------
Total Recoveries                                       $    428          345         375         533         359
================================================================================================================
NET CHARGE-OFFS                                        $    407          991         829         649         977
================================================================================================================
Net charge-offs as a % of Average Loans <F1>               0.09%        0.22        0.22        0.18        0.29
================================================================================================================
RISK ELEMENT ASSETS
Nonaccruing Loans                                      $  5,309        4,646       4,707       3,016       1,913
Restructured                                                  -            -           -           -           -
----------------------------------------------------------------------------------------------------------------
  Total Nonperforming Loans                               5,309        4,646       4,707       3,016       1,913
Other Real Estate                                           334          625         894       1,064       1,072
----------------------------------------------------------------------------------------------------------------
  Total Nonperforming Assets                           $  5,643        5,271       5,601       4,080       2,985
================================================================================================================
Past Due Loans 90 Days or More                         $    298          605         196         330       1,351
================================================================================================================
Nonperforming Loans as a % of Loans                        0.29%        0.25        0.31        0.20        0.13
Nonperforming Assets as a % of
  Loans and Other Real Estate                              0.31         0.29        0.36        0.27        0.20
Nonperforming Assets as a % of Capital <F2>                2.04         1.93        2.42        1.83        1.35
================================================================================================================

<F1> Annualized
<F2> Capital includes allowance for loan losses.


CAPITAL CITY BANK GROUP, INC.
AVERAGE BALANCE AND INTEREST RATES <F1>
Unaudited
================================================================================================================================
                                                 First Quarter of 2005         Fourth Quarter 2004         Third Quarter 2004
                                               -------------------------    -------------------------   ------------------------
                                               Average           Average    Average           Average   Average          Average
(Dollars in thousands)                         Balance  Interest  Rate      Balance  Interest  Rate     Balance  Interest  Rate
------------------------------------------------------------------------    -------------------------   ------------------------
ASSETS:
Loans, Net of Unearned Interest               $1,827,327  $28,920  6.42%    1,779,736   28,180  6.30    1,524,401   23,345  6.09

Investment Securities
  Taxable Investment Securities                  153,543    1,090  2.85       152,049    1,029  2.71      118,903      729  2.45
  Tax-Exempt Investment Securities                43,928      586  5.33        51,688      696  5.38       51,768      716  5.53
--------------------------------------------------------------------------------------------------------------------------------

Total Investment Securities                      197,471    1,676  3.40       203,737    1,725  3.39      170,671    1,445  3.38

Funds Sold                                        22,251      159  2.85        82,638      348  1.65       39,636      147  1.45
--------------------------------------------------------------------------------------------------------------------------------

Total Earning Assets                           2,047,049  $30,755  6.09%    2,066,111   30,253  5.83    1,734,708   24,937  5.72
                                                          ==============                ============                ============
Cash and Due From Banks                           97,322                      101,959                      90,010
Allowance For Loan Losses                        (16,167)                     (15,813)                    (13,029)
Other Assets                                     178,603                      170,613                     129,683
--------------------------------------------------------                    ---------                   ---------
Total Assets                                  $2,306,807                    2,322,870                   1,941,372
========================================================                    =========                   =========

LIABILITIES:
Interest Bearing Deposits
  NOW Accounts                                $  359,151      447  0.50%      333,839      335  0.40      280,630      153  0.22
  Money Market Accounts                          251,849      625  1.01       267,710      467  0.69      212,426      245  0.46
  Savings Accounts                               147,676       75  0.21       144,967       72  0.20      130,330       32  0.10
  Time Deposits                                  552,069    3,162  2.32       553,435    3,228  2.32      429,702    2,004  1.86
--------------------------------------------------------------------------------------------------------------------------------
Total Interest Bearing Deposits                1,310,745    4,309  1.33     1,299,951    4,102  1.25    1,053,088    2,434  0.92

Short-Term Borrowings                             79,582      450  2.29        92,193      402  1.74       96,146      332  1.37
Subordinated Note Payable                         30,928      441  5.79        20,507      294  5.71            0        0  0.00
Other Long-Term Borrowings                        68,200      720  4.28        77,041      836  4.32       59,837      642  4.27
--------------------------------------------------------------------------------------------------------------------------------
Total Interest Bearing Liabilities             1,489,455  $ 5,920  1.61%    1,489,692    5,634  1.50    1,209,071    3,408  1.12
                                                          ==============                ============                ============

Noninterest Bearing Deposits                     536,633                      553,637                     492,136
Other Liabilities                                 19,773                       30,768                      22,892
--------------------------------------------------------                    ---------                   ---------
Total Liabilities                              2,045,861                    2,074,097                   1,724,099

SHAREOWNERS' EQUITY:                          $  260,946                      248,773                     217,273
--------------------------------------------------------                    ---------                   ---------
Total Liabilities and Shareowners' Equity     $2,306,807                    2,322,870                   1,941,372
========================================================                    =========                   =========
Interest Rate Spread                                      $24,835  4.48%                24,619  4.33               21,529  4.60
========================================================================                ============               ============
Interest Income and Rate Earned <F2>                      $30,755  6.09                 30,253  5.83               24,937  5.72
Interest Expense and Rate Paid <F3>                         5,920  1.17                  5,634  1.08                3,408  0.78
------------------------------------------------------------------------                ------------               ------------
Net Interest Margin                                       $24,835  4.92%                24,619  4.75               21.529  4.94
========================================================================                ============               ============

<F1> Interest and average rates are calculated on a tax-equivalent basis using the 35% Federal tax rate.
<F2> Rate calculated based on average earning assets.
<F3> Rate calculated based on average interest bearing liabilities.


CAPITAL CITY BANK GROUP, INC.
AVERAGE BALANCE AND INTEREST RATES <F1>
Unaudited
===================================================================================================
                                                Second Quarter of 2004        First Quarter 2004
                                               -------------------------   ------------------------
                                               Average          Average    Average          Average
(Dollars in thousands)                         Balance  Interest  Rate     Balance  Interest  Rate
--------------------------------------------   -------------------------   ------------------------
ASSETS:
Loans, Net of Unearned Interest               $1,491,142  $22,961  6.19%   1,357,206   21,310  6.32

Investment Securities
  Taxable Investment Securities                  134,634      745  2.21      121,702      635  2.09
  Tax-Exempt Investment Securities                50,191      732  5.83       54,274      821  6.06
---------------------------------------------------------------------------------------------------

Total Investment Securities                      184,825    1,477  3.20      175,976    1,456  3.31

Funds Sold                                        45,688      116  1.01      101,286      222  0.87
---------------------------------------------------------------------------------------------------

Total Earning Assets                           1,721,655  $24,554  5.74%   1,634,468   22,988  5.66
                                                          ==============               ============
Cash and Due From Banks                           89,921                      90,327
Allowance For Loan Losses                        (13,804)                    (12,725)
Other Assets                                     131,713                     118,426
--------------------------------------------------------                   ---------
Total Assets                                  $1,929,485                   1,830,496
========================================================                   =========

LIABILITIES:
Interest Bearing Deposits
  NOW Accounts                                $  283,297      121  0.17%     271,878      124  0.18
  Money Market Accounts                          215,746      239  0.44      215,078      239  0.45
  Savings Accounts                               129,684       32  0.10      115,985       28  0.10
  Time Deposits                                  433,514    1,993  1.85      420,501    2,003  1.92
---------------------------------------------------------------------------------------------------
Total Interest Bearing Deposits                1,062,241    2,385  0.90    1,023,442    2,394  0.94

Short-Term Borrowings                            109,723      249  0.91      104,406      287  1.11
Subordinated Note Payable                              0        0  0.00            0        0  0.00
Other Long-Term Borrowings                        53,752      587  4.39       47,023      497  4.25
---------------------------------------------------------------------------------------------------
Total Interest Bearing Liabilities             1,225,716  $ 3,221  1.06%   1,174,871    3,178  1.09
                                                          ==============               ============

Noninterest Bearing Deposits                     476,389                     433,718
Other Liabilities                                 17,169                      15,512
--------------------------------------------------------                   ---------
Total Liabilities                              1,719,274                   1,624,101

SHAREOWNERS' EQUITY:                          $  210,211                     206,395
--------------------------------------------------------                   ---------
Total Liabilities and Shareowners' Equity     $1,929,485                   1,830,496
========================================================                   =========
Interest Rate Spread                                      $21,333  4.68%               19,810  4.57
========================================================================               ============
Interest Income and Rate Earned <F2>                      $24,554  5.74                22,988  5.66
Interest Expense and Rate Paid <F3>                         3,221  0.75                 3,178  0.78
------------------------------------------------------------------------               ------------
Net Interest Margin                                       $21,333  4.99%               19,810  4.88
========================================================================               ============

<F1> Interest and average rates are calculated on a tax-equivalent basis using the 35% Federal tax rate.
<F2> Rate calculated based on average earning assets.
<F3> Rate calculated based on average interest bearing liabilities.